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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) December 20, 2000

                    INTERNATIONAL MENU SOLUTIONS CORPORATION

             (Exact name of registrant as specified in its charter)

           Nevada                        001-15011                       91-1849433
(State or Other Jurisdiction            (Commission                     (IRS Employer
      of Incorporation)                 File Number)                    Identification)

        350 Creditstone Road, Unit 202, Concord, Ontario, Canada L4K 3Z2
        (Address of principal executive offices)              (Zip Code)



       Registrant's telephone number, including area code: (416) 366-6368



                                 Not Applicable
          (Former name or former address, if changed since last report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits

         Exhibit 99.1 - Press Release dated December 20, 2000

ITEM 9.  REGULATION FD DISCLOSURE.

         International Menu Solutions Corporation issued a press release on December 20, 2000, appearing in Exhibit 99.1, which is not filed but is furnished pursuant to Regulation FD.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   December 20, 2000


                                        INTERNATIONAL MENU
                                        SOLUTIONS CORPORATION

                                             (Registrant)


                                        By:      /s/ Ralph MacDonald
                                                 Ralph MacDonald
                                                 President and Chief Executive
                                                 Officer